UNAUDITED INTERIM CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2022	Jun. 30, 2021
Revenues
Vessel operating revenues	$ 158,728	$ 147,103
Operating expenses
Voyage expenses	(1,866)	(2,277)
Vessel operating expenses	(29,718)	(29,715)
Administrative expenses	(4,517)	(4,252)
Depreciation	(35,816)	(33,361)
Operating income	86,811	77,498
Other income/(expenses)
Interest income	296	12
Interest expense	(30,495)	(27,534)
Write-off of debt issuance costs	(1,724)	0
Gain/(loss) on derivatives	46,358	10,152
Other financial items	(1,198)	(123)
Income before tax	100,048	60,005
Income tax expense	(27)	(36)
Net income	$ 100,021	$ 59,969
Earnings/(loss) per share:
Basic (in USD per share)	$ 1.88	$ 1.12
Diluted (in USD per share)	$ 1.87	$ 1.12